RUBY TUESDAY, INC.

Financial Results For the Fourth Quarter of Fiscal Year 2003 (unaudited) (Amounts in thousands except per share amounts)




                                            13 Weeks             13 Weeks
                                              Ended                Ended
                                             June 3,   Percent    June 4,  Percent   Percent
                                              2003     of Sales    2002    of Sales  Change
                                   ----------------------------------------------------------
System-Wide Ruby Tuesday Sales:
Company-owned Ruby Tuesday revenue         $  242,839            $ 214,048
Franchised revenue                            102,140               95,155
                                           -----------          -----------
  Total system-wide Ruby Tuesday sales     $  344,979            $ 309,203             11.6
                                           ===========          ===========

Revenues:
   Company restaurant revenues             $  242,839    98.4    $ 214,048    98.4
   Franchise income                             4,074     1.6        3,428     1.6
                                           -----------          -----------
     Total operating revenues                 246,913   100.0      217,476   100.0     13.5

Operating Costs and Expenses:
   (as a percent of Company
        restaurant revenues)
       Cost of merchandise                     63,439    26.1       57,776    27.0
       Payroll and related costs               78,514    32.3       71,034    33.2
       Other restaurant operating costs        41,125    16.9       37,930    17.7
       Depreciation and amortization           12,609     5.2        8,895     4.2
       Loss on valuation of SRG Note
        Receivable                                -       0.0          -       0.0
   (as a percent of Total operating revenues)
       Selling, general and administrative     12,469     5.0       10,995     5.1
       Equity in (earnings) of
        unconsolidated franchises                (921)   (0.4)        (508)   (0.2)
                                           -----------          -----------
Total operating costs and expenses            207,235              186,122
                                           -----------          -----------

Earnings before Interest, Taxes and
  cumulative effect of change in
  accounting principle                         39,678    16.1      31,354     14.4     26.5

   Interest expense (income), net                 847     0.3      (1,336)    (0.6)
                                           -----------          ----------

Pre-tax Profit                                 38,831    15.7      32,690     15.0

   Provision for income taxes                  13,513     5.5      11,442      5.3
                                           -----------          ----------

Income before cumulative effect of change
         in accounting principle               25,318    10.3      21,248      9.8

Cumulative effect of change in accounting
         principle, net                           -                   -
                                           -----------          ----------

Net Income                                 $   25,318    10.3    $ 21,248      9.8     19.2
                                           ===========          ==========

Earnings Per Share:

Before cumulative effect of change in accounting principle:
Basic                                      $     0.39            $   0.33              18.2
                                           ===========          ==========
Diluted                                    $     0.39            $   0.32              21.9
                                           ===========          ==========

After cumulative effect of change in accounting principle:
Basic                                      $     0.39            $   0.33              18.2
                                           ===========          ==========
Diluted                                    $     0.39            $   0.32              21.9
                                           ===========          ==========

Shares:
Basic                                          64,123              64,983
                                           ===========          ==========
Diluted                                        65,321              66,754
                                           ===========          ==========

RUBY TUESDAY, INC.

Financial Results For the Fourth Quarter of Fiscal Year 2003 (unaudited) (Amounts in thousands except per share amounts)


                                                                  Excluding Loss               Including Loss
                                                                  on Valuation of              on Valuation of
                                                                     SRG Note                     SRG Note

                                             52 Weeks             52 Weeks                     52 Weeks
                                              Ended                Ended                        Ended
                                             June 3,  Percent     June 4,  Percent   Percent   June 4,  Percent
                                              2003    of Sales     2002    of Sales  Change     2002    of Sales
                                          -----------------------------------------------------------------------
System-Wide Ruby Tuesday Sales:
Company-owned Ruby Tuesday revenue         $  898,440          $  819,097                     $  819,097
Franchised revenue                            387,592             347,982                        347,982
                                           -----------         -----------                    -----------

    Total system-wide Ruby Tuesday sales   $1,286,032          $1,167,079              10.2   $1,167,079
                                           ===========         ===========                    ===========

Revenues:
   Company restaurant revenues             $  898,440    98.3  $  819,097     98.3            $  819,097   98.3
   Franchise income                            15,344     1.7      14,084      1.7                14,084    1.7
                                           -----------         -----------                    -----------
      Total operating revenues                913,784   100.0     833,181    100.0      9.7      833,181  100.0

Operating Costs and Expenses:
   (as a percent of Company restaurant
           revenues)
       Cost of merchandise                    238,598    26.6     220,556     26.9               220,556   26.9
       Payroll and related costs              297,769    33.1     268,395     32.8               268,395   32.8
       Other restaurant operating costs       151,950    16.9     155,211     18.9               155,211   18.9
       Depreciation and amortization           45,956     5.1      33,895      4.1                33,895    4.1
       Loss on valuation of SRG Note
        Receivable                                -       0.0         -        0.0                28,856    3.5
   (as a percent of Total operating revenues)
       Selling, general and administrative     44,830     4.9      44,824      5.4                44,824    5.4
       Equity in (earnings) of
        unconsolidated franchises              (3,331)   (0.4)       (861)    (0.1)                 (861)  (0.1)
                                           -----------         -----------                    -----------
Total operating costs and expenses            775,772             722,020                        750,876
                                           -----------         -----------                    -----------

Earnings before Interest, Taxes and
  cumulative effect of change in
  accounting principle                        138,012    15.1     111,161     13.3    24.2        82,305    9.9

   Interest expense (income), net               2,302     0.3      (5,841)    (0.7)               (5,841)  (0.7)
                                           -----------         -----------                     ----------

Pre-tax Profit                                135,710    14.9     117,002     14.0                88,146   10.6

   Provision for income taxes                  47,226     5.2      41,199      4.9                29,870    3.6
                                           -----------         -----------                     ----------

Income before cumulative effect of change in
         accounting principle                  88,484     9.7      75,803      9.1                58,276    7.0

Cumulative effect of change in accounting
         principle, net                           -                    58                             58
                                           -----------         -----------                     ----------

Net Income                                 $   88,484     9.7  $   75,745      9.1    16.8    $   58,218    7.0
                                           ===========         ===========                    ===========

Earnings Per Share:

Before cumulative effect of change in
accounting principle:
Basic                                      $     1.38          $     1.18             16.9    $     0.91
                                           ===========         ===========                    ===========
Diluted                                    $     1.36          $     1.15             18.3    $     0.88
                                           ===========         ===========                    ===========

After cumulative effect of change in
accounting principle:
Basic                                      $     1.38          $     1.18             16.9    $     0.91
                                           ===========         ===========                    ===========
Diluted                                    $     1.36          $     1.15             18.3    $     0.88
                                           ===========         ===========                    ===========

Shares:
Basic                                          63,967              64,086                         64,086
                                           ===========         ===========                    ===========
Diluted                                        65,093              65,912                         65,912
                                           ===========         ===========                    ===========

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